                                                                  EXHIBIT 1.3




                            USL CAPITAL CORPORATION

                                  $___________

                          MEDIUM-TERM NOTES, SERIES __

              DUE FROM NINE MONTHS TO 30 YEARS FROM DATE OF ISSUE


                             DISTRIBUTION AGREEMENT




                                                                          [Date]


__________________
__________________
__________________


Dear Ladies/Gentlemen:

                 USL Capital Corporation, a Delaware corporation (the "Company"), confirms its agreement with you with respect to the issue and sale by the Company of up to $____________aggregate principal amount (or the equivalent thereof in one or more foreign currencies or currency units) of its Medium-Term Notes, Series __ (the "Notes") due from nine months to __ years from date of issue. The Notes are to be issued under an Indenture dated as of _____________ (the "Indenture") between the Company and
__________________________________, as trustee (the "Trustee").  The Notes will have the maturities, interest rates (whether fixed or floating), redemption and repayment provisions and other terms set forth in a pricing supplement to the Prospectus referred to below. The Notes may be denominated in U.S. dollars, foreign currencies or foreign composite currency units (the "Specified Currency") as may be specified in the applicable pricing supplement. Subject to the terms and conditions stated herein, the Company hereby (i) appoints you as an agent of the Company for the purpose of soliciting offers to purchase the Notes and (ii) agrees that whenever the Company determines to sell Notes directly to you as principal for resale to others, it will enter into a Terms Agreement relating to such sale in accordance with the provisions of Section 1(b) hereof, provided, however, that the Company reserves the right to appoint additional agents for the purpose of soliciting offers to purchase the Notes (the "Other Agents") so long as the Company notifies you prior to any such appointment, and provided further that the Company reserves the right to sell and may accept offers to purchase the Notes directly on its own behalf. In the case of sales made directly by the Company, no commission will be payable. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 9 months to 30 years except pursuant to this Agreement or an agreement with provisions substantially the same as this Agreement or except pursuant to a private placement not constituting a public offering under the Securities Act of 1933 (the "1933 Act") or except in connection with the firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. For the purposes of this Agreement, the term "the Agent" shall refer to you acting solely in the capacity as agent for the Company hereunder and not as principal, the term "the Purchaser" shall refer to you acting solely as principal hereunder and not as agent, and the name "[Addressee]" shall refer to you acting in both such capacities or in either such capacity.

                 1. Solicitations by the Agent of Offers to Purchase; Sales of Notes to the Purchaser.

                 (a) Solicitations as Agent. Following the Commencement Date (as defined below), the Company shall notify the Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by the Agent (each period, commencing with such a notification and ending at such time as the authorization for offers and sales through the Agent shall have been suspended by the Company or the Agent as provided hereunder, being herein referred to as an "Offering Period"). On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Agent will use its best efforts to solicit offers to purchase the Notes during each Offering Period upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

                 The Company agrees to pay the Agent, as consideration for soliciting the sale of the Notes, a commission (which may be in the form of a discount) equal to the following percentage of the principal amount of each Note sold by the Agent.

          Term                            Commission Rate
          ----                            ---------------
More than 9 months to less than 1 year          %
1 year to less than 18 months
18 months to less than 2 years
2 years to less than 3 years
3 years to less than 4 years
4 years to less than 5 years
5 years to less than 6 years
6 years to less than 7 years
7 years to less than 8 years
8 years to less than 9 years
9 years to less than 10 years

          Term                                                Commission Rate
          ----                                                ---------------
10 years to less than 15 years
15 years to less than 20 years
20 years up to and including 30 years

                 The Agent is authorized to solicit orders for the Notes. The Agent shall communicate to the Company, orally or in writing, each offer or indication of interest received by it to purchase Notes. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. The Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Notes hereunder, the Agent is acting solely as agent for the Company, and not as principal, and does not assume any obligation toward or relationship of agency or trust with any purchaser of the Notes (other than any such obligation or relationship which the Agent assumes independently of this Agreement). The Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by the Agent and accepted by the Company, but the Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Agent be obligated to purchase any Notes for its own account.

                 The Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Medium-Term Note Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may be amended only by written agreement of the Company and the Agent.

                 The documents required to be delivered by Section 5 of this Agreement shall be delivered at the offices of [____________________________], or such other place as may be agreed to by the Company and the Agent, on such date as may be agreed to by the Company and the Agent (the "Commencement Date").

                 (b) Purchases as Principal. Each sale of Notes to the Purchaser shall be made in accordance with the terms of this Agreement and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, the Purchaser. Each such supplemental agreement (which shall be substantially in the form of Exhibit B hereto and which may take the form of an exchange of any standard form of written telecommunication between the Purchaser and the Company) is herein referred to as a "Terms Agreement". The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the interest rate or interest rate formula, if any, on the Notes, the interest payment dates, if any, the redemption dates and prices, if any, the repayment dates and prices, if any, the Specified Currency, the price to be paid to the Company for such Notes, the date and time of delivery of payment for such Notes (the "Purchase Date"), the place of delivery of the Notes and payment therefor, the method of payment, any requirements for the delivery or modification of the opinions of counsel, the certificates from the Company or its officers, and the letters from the Company's independent public accountants pursuant to Section 6 hereof.

                 Delivery of the certificates for Notes sold to the Purchaser pursuant to any Terms Agreement shall be made to the office of the Purchaser in New York, New York or by other means for the account of the Purchaser through The Depository Trust Company, not later than the Purchase Date set forth in the respective Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement.

                 2. Manner of Sales. (a) The sale of the Notes through or by [Addressee] may be effected from time to time in one or more transactions (which may involve block transactions) (i) on the New York Stock Exchange, American Stock Exchange or other national stock exchanges on which the Notes are traded in transactions which may include special offerings, exchange distributions and/or secondary distributions pursuant to and in accordance with the rules of such exchanges, (ii) in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or in the over-the-counter market (including, without limitation, fixed-price underwritten offerings), or in a combination of any such transactions. [Addressee] may effect such transactions by selling Notes to or through other broker-dealers, and such other broker-dealers may receive compensation in the form of underwriting discounts, concessions or commissions from [Addressee] and/or commissions from the purchasers of Notes for whom they may act as agent (which discounts, concessions or commissions will not exceed those customary in the types of transactions involved). In connection with the sale of Notes, [Addressee] may also receive commissions from purchasers of Notes for whom it may act as agent.

                 (b) The Company acknowledges that nothing in this Agreement shall prohibit [Addressee] from (i) acting as broker for the sale of Notes by customers other than the Company, (ii) soliciting the sale of Notes through [Addressee] as broker for the seller, soliciting the sale of Notes to [Addressee] as principal and soliciting offers to buy Notes, (iii) purchasing





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Notes otherwise than pursuant to this Agreement, and (iv) offering and selling as principal for its own account Notes which [Addressee] has purchased otherwise than pursuant to this Agreement.

                 3. Representations and Warranties. The Company represents and warrants to, and agrees with [Addressee] that:

                 (a) When the Registration Statement became effective, when the Prospectus, as may be supplemented or amended, is first filed with the Commission pursuant to Rule 424(b) under the 1933 Act, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) under the 1933 Act, on each day during an Offering Period, at the time of delivery of any Notes to any purchaser or his agent whose offer to purchase such Notes was delivered to the Company during an Offering Period, when this Agreement is executed and delivered by the parties hereto, on the date of any Terms Agreement and on any Purchase Date: the Company meets the requirements for use of Form S-3 under the 1933 Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form for the registration under the 1933 Act of the Notes (Registration Statement No._____) and such Registration Statement has become effective; and such registration statement, at the time of filing and at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) and (a)(2) under the 1933 Act and complies in all other material respects with said Rule. Such registration statement, including the exhibits thereto, when it became effective, is hereinafter called the "Registration Statement", and such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Prospectus". The term "preliminary prospectus" as used herein means a prospectus filed as part of such registration statement for use prior to the effective date of such registration statement or filed as part of any post-effective amendment to the Registration Statement prior to the effective date of such post-effective amendment, as contemplated in Rule 430 under the 1933 Act. The Company proposes to file with the Commission from time to time, pursuant to Rule 424(b) under the 1933 Act, supplements to the Prospectus, which will describe certain terms of the Notes and prior to any such filing will advise [Addressee] of all further information (financial and other) with respect to the Company to be set forth therein. Any preliminary form of supplemental prospectus which may be filed pursuant to Rule 424(b) under the 1933 Act is hereinafter called a "preliminary supplemental prospectus". Any reference herein to the Registration Statement, any preliminary prospectus, any preliminary supplemental prospectus, any supplemental prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "1934 Act") on or before the effective date of the Registration Statement, or the issue date of such preliminary prospectus, preliminary supplemental prospectus, supplemental prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus, any preliminary supplemental prospectus, any supplemental prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the effective date of the Registration Statement or the issue date of any preliminary prospectus, any preliminary supplemental prospectus, any supplemental prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                 (b) When the Registration Statement became effective, when the Prospectus, as may be supplemented or amended, is first filed with the Commission pursuant to Rule 424(b) under the 1933 Act, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) under the 1933 Act, on each day during an Offering Period, at the time of delivery of any Notes to any purchaser or his agent whose offer to purchase such Notes was delivered to the Company during an Offering Period, when this Agreement is executed and delivered by the parties hereto, on the date of any Terms Agreement and on any Purchase Date:

                     (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder;

                     (ii) neither the Registration Statement, as amended as of any such time, nor the Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of [Addressee] or the Other Agents specifically for use in connection with the preparation of the Registration Statement and the Prospectus or any amendment thereof or supplement thereto;

                    (iii) each of the Company and its subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is authorized by its charter to transact the business in which it is engaged, is duly qualified to conduct the business in which it is engaged and is in good standing in all jurisdictions in which its failure so to qualify would materially adversely affect the results of operations or financial condition of the Company and its subsidiaries taken as a whole, and holds all material approvals, authorizations, orders, licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus as amended or supplemented;

                     (iv) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned by Ford Holdings, a Delaware corporation; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of all liens or encumbrances except that the Company owns, directly or indirectly, the percent indicated of the outstanding capital stock or partnership interest of each of the following subsidiaries:

                     (v) there is no legal or governmental proceeding pending or to its knowledge threatened which is required to be disclosed in the Registration Statement, as amended as of such time, or the Prospectus, as amended or supplemented as of such time, and which is not described as required, and there is no material contract or other material document of a character required to be described in the Registration Statement, as amended as of such time, or the Prospectus, as amended or supplemented as of such time, or to be filed as an exhibit to the Registration Statement, as amended as of such time, which is not described or filed as required;

                     (vi) the Company is not in violation of its certificate of incorporation or by-laws or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, loan agreement, lease, or other agreement or instrument to which it is a party or by which it is bound;

                    (vii) the accountants who have certified certain of the financial statements included or incorporated by reference in the Registration Statement, as amended as of such time, and the Prospectus, as amended or supplemented as





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

         of such time, are, to the knowledge of the Company, independent public accountants, as required by the 1933 Act;

                   (viii) the financial statements included or incorporated by reference in the Prospectus, as amended or supplemented as of such time, comply in all material respects with the applicable requirements of the 1933 Act and the 1934 Act and present fairly the financial position of the Company and its subsidiaries and the results of operations of the Company and its subsidiaries as at the respective dates and for the respective periods indicated and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved;

                     (ix) each document incorporated by reference in the Prospectus was timely filed under the 1934 Act and the rules and regulations promulgated thereunder and complies as to form in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder, and no such document contained, at the time it was filed with the Commission, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                     (x) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by applicable federal or state securities laws; and

                     (xi) neither the issue and sale of any Notes, nor the compliance by the Company with all the provisions of the Indenture, the Notes and this Agreement, or the consummation of any other of the transactions contemplated by this Agreement will conflict with, result in a breach of any of the terms or provisions of, or constitute a default under the certificate of incorporation or by-laws of the Company or any indenture, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any law, regulation, order or decree of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

                 (c) At the time of delivery of any Notes to any purchaser or his agent whose offer to purchase such Notes was delivered to the Company during an Offering Period and on any Purchase Date:

                      (i) the Notes being delivered pursuant to this Agreement on such date conform to the description thereof contained in the Prospectus, as amended or supplemented as of such time;

                     (ii) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act and constitutes a valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and the application of usual equitable principles when equitable remedies are sought); and

                    (iii) the Notes being delivered pursuant to this Agreement on such date have been duly and validly authorized by all necessary corporate action, executed and authenticated in accordance with the provisions of the Indenture and, when delivered to and paid for by the purchasers thereof, will constitute valid and binding obligations enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture (subject as aforesaid).

                 4. Agreements of the Company. The Company agrees with [Addressee] that:

                 (a) Prior to the termination of the offering of the Notes pursuant to this Agreement and during an Offering Period, the Company will not file any amendment to the Registration Statement or any supplement to the Prospectus unless the Company has previously furnished [Addressee] with a copy thereof for its review and will not file any such proposed amendment or supplement to which [Addressee] reasonably objects. Subject to the foregoing sentence, the Company will promptly cause the Prospectus together with each supplement thereto to be mailed to the Commission for filing pursuant to Rule 424(b) by first class certified or registered mail or will promptly cause each supplement to the Prospectus to be filed with the Commission pursuant to said Rule. The Company will promptly advise [Addressee], and, if requested by the Agents will confirm such advice in writing, of (i) the filing of any amendment or supplement to the Prospectus, including the filing of documents incorporated by reference, (ii) the filing and effectiveness of any amendment to the Registration Statement, (iii) any comments from the Commission relating to any request by the Commission for any amendment of the Registration Statement or any amendment of or supplement to the Prospectus or for any additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Upon the Agent's request, the Company will within a reasonable time inform the Agent of the aggregate principal amount of Notes registered under the Registration Statement that remain unissued.

                 (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the 1933 Act, any event occurs or condition exists as a result of which, in the reasonable opinion of counsel for [Addressee] or counsel for the Company, the Registration Statement or the Prospectus as then amended or supplemented would not reflect any facts or events which, individually or in the aggregate, represent a fundamental change as contemplated by Item 512 of Regulation S-K under the 1933 Act in the information set forth in the Registration Statement or the Prospectus, as then amended or supplemented, and/or would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if, in the reasonable opinion of either such counsel, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, to comply with the 1933 Act, the 1934 Act, the respective rules and regulations thereunder and any other law, the Company will promptly notify [Addressee] and, if so notified by the Company, [Addressee] shall forthwith suspend solicitation of offers to purchase Notes or sales, as the case may be, and cease using the Prospectus as then amended or supplemented; the Company will promptly prepare and file with the Commission, subject to the first sentence of Section 4(a) above, an amendment or supplement to such Registration Statement or Prospectus which will include such facts or events and/or will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to [Addressee] in such quantities as [Addressee] may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to [Addressee] pursuant to Section 4(h) below in connection with the preparation or filing of such amendment or supplement, are satisfactory in all respects to [Addressee], the Agent will, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, resume its obligation to solicit offers to purchase Notes hereunder.

                 (c) On or as soon as practicable after the date on which there shall be released to the general public interim financial statement information relating to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to [Addressee], confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include financial information with respect to the results of operations of the Company for the period between the end of the preceding fiscal year and the end of such quarter or for such fiscal year, as the case may be, and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the 1933 Act or the regulations thereunder; provided, however, that if on the date of such release [Addressee] shall have suspended solicitation of purchases of the Notes in its capacity as Agent pursuant to a request from the Company, and shall not then hold any Notes as principal, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the Notes should be resumed or shall subsequently enter into a new Terms Agreement with [Addressee].

                 (d) The Company will (i) comply, in a timely manner, with all applicable requirements under the 1934 Act relating to the filing with the Commission of the Company's reports pursuant to Section 13(a), 13(c) or 15(d) of the 1934 Act and of the Company's proxy statements pursuant to Section 14 of the 1934 Act and (ii) undertake to obtain the written consent of the Company's independent public accountants as to the incorporation by reference in the Registration Statement of the audited financial statements reported on by them and contained in the Company's annual reports on Form 10-K under the 1934 Act.

                 (e) The Company will make generally available to its security holders as soon as practicable, but not later than 45 days after the end of the 12-month period (except not later than 90 days if such period covers the Company's fiscal year) beginning at the end of the fiscal quarter of the Company during which the Registration Statement or a post-effective amendment thereto (as defined in Rule 158 under the 1933 Act) relating to the Notes became effective, an earnings statement, which need not be audited, covering such 12-month period, which earnings statement shall satisfy the provisions of
Section 11(a) of the 1933 Act and the rules and regulations of the Commission issued thereunder (including Rule 158 under the 1933 Act).

                 (f) The Company will furnish to [Addressee] and counsel for [Addressee], without charge, copies of the Registration Statement, the Prospectus and all amendments of and supplements to such documents, in each case as soon as available and in such quantities as [Addressee] reasonably requests; the Company will also furnish to [Addressee] and counsel for [Addressee], without charge, one manually signed copy of the Registration Statement and all amendments thereto (including in each case all exhibits thereto) as soon as available.

                 (g) The Company will arrange for the registration or qualification of the Notes for sale under the laws of such jurisdictions as [Addressee] may reasonably designate, will maintain the same in effect so long as required for the distribution of the Notes pursuant to this Agreement and will arrange for the determination of the legality of the Notes for purchase by institutional investors; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to the service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject.

                 (h) The Company shall furnish to [Addressee] such documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement and the Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and [Addressee] of their respective obligations hereunder and thereunder as [Addressee] may from time to time and at any time prior to the termination of this Agreement reasonably request.

                 (i) During the period of time commencing with the date of any Terms Agreement and ending on the Purchase Date of the Notes subject to such Terms Agreement, the Company shall not, without the prior consent of the Purchaser, (1) issue or announce the proposed issuance of any of its debt securities with substantially similar terms to the Notes being purchased pursuant to the Terms Agreement or (2) purchase any of its Notes.

                 (j) The Company shall, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreements, including, without limitation, the fees and disbursements of its accountants and its counsel, the cost of printing (or other production) and delivery of the Registration Statement and the Prospectus, including all amendments and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing (or other production), packaging and delivering the Notes, the fees and disbursements (including fees of counsel) incurred in connection with the registration or qualification of the Notes for sale as provided in Section 4(g) and determination of eligibility for investment of the Notes under the securities or Blue Sky laws of such jurisdictions as [Addressee] may reasonably designate, the fees and disbursements of the Trustee, the fees of any agency that rates the Notes, any expenses incurred by [Addressee] from charges imposed by any depository in connection with initial issuances of Notes represented by global securities ("book-entry securities") and in connection with any interest payments made on book-entry securities and the fees and expenses in connection with any listing of the Notes on the New York Stock Exchange, American Stock Exchange or any other national stock exchange.

                 (k) The Company shall, whether or not any sale of Notes is consummated, reimburse [Addressee] for any out-of-pocket expenses (including, without limitation, approved advertising expenses and the reasonable fees and disbursements of counsel to [Addressee]) incurred heretofore or hereafter by [Addressee] in connection with the offering, purchase and sale of the Notes. Any such out-of-pocket expenses shall be payable upon the receipt by the Company from [Addressee] of an itemized statement therefor.

                 (l) Each time the Registration Statement or the Prospectus is amended (which term for the purposes of this Agreement shall include the filing by the Company of materials incorporated by reference in the Registration Statement or the Prospectus) or supplemented (other than by an amendment or supplement providing solely for a change in the interest rate or formula, redemption date(s) and price(s), repayment date(s) and price(s), Specified Currency, denominations, interest payment dates, maturity and other terms set forth on the face of the Notes or for a change deemed immaterial in the reasonable opinion of [Addressee]), the Company will deliver or cause to be delivered forthwith to [Addressee] a certificate of the Company signed by the Chairman or the President and either the Chief Financial Officer or the Treasurer of the Company (or in either such case, another officer or officers acceptable to [Addressee]), dated the date of the effectiveness of such amendment or the date of filing of such supplement, as the case may be, in form reasonably satisfactory to [Addressee], to the effect that the statements contained in the certificate of the Company referred to in Section 5(d) that was last furnished to [Addressee] (either pursuant to Section 5(d), Section 6(b) or pursuant to this Section 4(1)) are true and correct at the time of the effectiveness of such amendment (which for the purposes of this Agreement in the case of the filing of materials incorporated by reference shall be the date of the filing of such materials) or the filing of such supplement, as the case may be, as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement, as amended at the time of effectiveness of such amendment, and to the Prospectus, as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate of the Company referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended or supplemented at the date of such certificate.

                 (m) Each time the Registration Statement or the Prospectus is amended or supplemented, including by incorporation by reference, the Company shall furnish to or cause to be furnished forthwith to [Addressee] a written opinion of the Corporate Counsel of the Company, or other counsel satisfactory to [Addressee]; provided, however, that such opinion need not be furnished with respect to an amendment or supplement providing solely for a change in the interest rate or formula, redemption date(s) and price(s), repayment date(s) and price(s), Specified Currency, denominations, interest payment dates, maturity and other terms set forth on the face of the Notes or for a change deemed immaterial in the reasonable opinion of [Addressee]. Any such opinion shall be dated the date of the effectiveness of such amendment or the date of filing of such supplement, as the case may be, in form satisfactory to [Addressee], and shall be to the effect set forth in Exhibit C hereto. In lieu of such opinion, counsel last furnishing such an opinion to [Addressee] may furnish to [Addressee] a letter to the effect that [Addressee] may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus, as amended or supplemented at the date of such opinion).

                 (n) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information, the Company shall cause its independent public accountants forthwith to furnish [Addressee] a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, as the case may be, in form satisfactory to [Addressee], of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended or supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, each as amended or supplemented to the date of such letter; provided, that if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information with respect to a fiscal quarter, the Company's independent public accountants may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included or incorporated by reference therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of [Addressee], such letter should cover such other information.

                 (o) Each acceptance by the Company of an offer to purchase Notes hereunder (including any purchase by such Agent as principal and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Notes relating to such acceptance or as of the Purchase Date relating to such sale as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Notes).

                 5. Conditions to the Obligations of the Agent. The obligations of the Agent to solicit offers to purchase the Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein on the date hereof and as of the Commencement Date (as if made on the Commencement Date), to the accuracy of the statements of the Company made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                 (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been initiated or threatened.

                 (b) The Company shall have furnished to the Agent the opinion of the Corporate Counsel of the Company (or other counsel of the Company acceptable to the Agent), dated the Commencement Date, to the effect set forth in Exhibit C hereto.

                 (c) The Agent shall have received from Orrick, Herrington & Sutcliffe, counsel for the Agent (or other counsel acceptable to the Agent), an opinion dated the Commencement Date to the effect set forth in Exhibit D hereto.

                 (d) The Company shall have furnished to the Agent a certificate of the Company, signed by the Chairman or the President and either the Chief Financial Officer or the Treasurer of the Company (or, in either such case, another officer or officers acceptable to the Agent), dated the Commencement Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, as amended as of the date of such certificate, the Prospectus, as amended and supplemented as of the date of such certificate, and this Agreement and that:

                          (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made on the date of such certificate and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligations of the Agent under this Agreement;

                     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the Company's knowledge, have been threatened; and

                    (iii) (a) there has been no material change in the capital stock or long-term debt of the Company from that set forth in or contemplated by the Prospectus, as amended or supplemented as of the date of the certificate, (b) there has been no material adverse change, financial or otherwise, in the condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, from that set forth in the Prospectus, as amended or supplemented as of the date of the certificate, and (c) neither the Company nor any subsidiary has any liabilities or obligations, direct or contingent, material to the Company and its subsidiaries taken as a whole, other than those reflected in or contemplated by the Prospectus, as amended or supplemented as of the date of the certificate.

                 (e) The Company's independent public accountants shall have furnished to the Agent a letter or letters, dated the Commencement Date, in form and substance satisfactory to the Agent, to the effect set forth in Exhibit E hereto.

                 (f) The Company shall have furnished to the Agent such further information, certificates and documents as the Agent may reasonably request from time to time.

                 Any certificate signed by any officer of the Company and delivered to [Addressee] or its counsel and delivered explicitly pursuant to the terms of this Agreement shall be deemed a representation and a warranty by the Company to [Addressee] as to matters covered thereby, as if set forth herein.

                 6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to purchase Notes pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein on the date hereof, and as of the date of the respective Terms Agreement and as of the Purchase Date thereunder (as if made on such respective dates), to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                 (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been initiated or threatened.

                 (b) To the extent required by the respective Terms Agreement, the Purchaser shall have received (i) a certificate of the Company, dated the Purchase Date, to the effect set forth in Section 5(d), (ii) the opinion of the Corporate Counsel of the Company, dated the Purchase Date to the effect set forth in Exhibit C hereto, (iii) the opinion of Orrick, Herrington & Sutcliffe, counsel for the Purchaser (or other counsel acceptable to the Purchaser), dated the Purchase Date to the effect set forth in Exhibit D hereto, and (iv) a letter or letters from the Company's independent public accountants to the effect set forth in Section 5(e) but dated the Purchase Date.

                 (c) Subsequent to the date of the most recent financial information included in the Registration Statement and the Prospectus, each as amended or supplemented at the date of the respective Terms Agreement, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Company or any of its subsidiaries, not contemplated by the Prospectus which, in the Purchaser's reasonable opinion, is so material and adverse as to make it impractical to proceed with the offering or the delivery of the Notes to be purchased as contemplated by the Terms Agreement.

                 (d) Prior to the Purchase Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

                 If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, this Agreement and all obligations of the Purchaser hereunder may be canceled at, or at any time prior to, the respective Purchase Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                 7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless [Addressee] and each person who controls [Addressee] within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities and reasonable expenses (including reasonable costs of investigation), joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary prospectus, any preliminary supplemental prospectus, or the Prospectus, or in any amendment thereof or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them, as the same shall be incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any such untrue statement or omission, or allegation thereof, which has been made therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Company by or on behalf of [Addressee] specifically for use in connection with the preparation thereof or contained in the Statement of Eligibility and Qualification on Form T-1 furnished by the Trustee and filed as an exhibit to the Registration Statement, and (ii) the Company shall not be liable to [Addressee] under the foregoing indemnity agreement with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of [Addressee] results from the fact [Addressee] sold Notes to a person whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the 1933 Act if the Company has previously furnished copies thereof to [Addressee] and the loss, claim, damage or liability of [Addressee] results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus (excluding documents incorporated by reference) which was corrected in the Prospectus (excluding documents incorporated by reference) or the Prospectus as amended or supplemented.

                 (b) If any action or claim shall be brought or asserted against [Addressee] or any person so controlling [Addressee] in respect to which indemnity may be sought from the Company, [Addressee] or such controlling person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. [Addressee] or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of [Addressee] or such controlling person unless (a) the employment thereof has been specifically authorized by the Company in writing, (b) the Company has failed to assume the defense and employ counsel or (c) the named parties to any such action (including any impleaded parties) include both [Addressee] or such controlling person and the Company and [Addressee] or such controlling person shall have been advised by such counsel that the representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case, if [Addressee] or such controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action on behalf of [Addressee] or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for [Addressee] and the Other Agents and their respective controlling persons, which firm shall be designated in writing by [Addressee]). The Company shall not be liable for any settlement of any such action effected without its written consent, but if settled with the written consent of the Company, or if there be a final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless [Addressee] and any such controlling person from and against any loss or liability by reason of such settlement or judgment.

                 (c) [Addressee] agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each director of the Company and each officer of the Company who signs the Registration Statement or any amendment thereto to the same extent as the foregoing indemnity from the Company to [Addressee], but only insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made therein in reliance upon and in conformity with written information supplied to the Company by or on behalf of [Addressee] specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which [Addressee] may otherwise have. In case any action or claim shall be brought against the Company, or its directors or officers or any such controlling person in respect of which indemnity may be sought against [Addressee], [Addressee] shall have the rights and duties given to the Company, and the Company and its directors or officers or any such controlling person shall have the rights and duties given to [Addressee] by paragraph (b) above.

                 (d) If the indemnification provided for in this Section 7 is unavailable to, or insufficient to hold harmless an indemnified party under paragraph (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and [Addressee] on the other from the offering of the Notes or (ii) if the allocation provided in clause (i) above is not permitted by applicable law (or to the extent that the contribution so allocated is unobtainable from one or more contributing parties), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of [Addressee] on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and [Addressee] on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by [Addressee]. The relative fault of the Company on the one hand and of [Addressee] on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by [Addressee] and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 (e) The Company and [Addressee] agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if [Addressee] and the Other Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this Section 7, [Addressee] shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes were offered, sold hereunder and distributed to the public exceeds the amount of any damages which [Addressee] has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (f) Without limiting the scope or intent of the preceding paragraphs of this Section 7, the Company acknowledges that: (i) the information contained in the documents incorporated by reference in the Registration Statement and the Prospectus, each as amended or supplemented from time to time, has been supplied by the Company; (ii) the Purchaser is purchasing the Notes purchased by it pursuant to this Agreement in reliance upon the documents incorporated by reference; (iii) the prices at which the Notes are offered and sold to the public are affected by the documents incorporated by reference; and (iv) any losses, claims, damages, liabilities and expenses incurred or suffered by [Addressee], or any person controlling [Addressee], which arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission in the documents incorporated by reference or in the Prospectus, as amended or supplemented, will have been caused by [Addressee]'s reliance upon the documents incorporated by reference.

                 8. Termination of the Appointment of the Agent or any Terms Agreement. (a) The appointment of the Agent and the obligations of the Agent under this Agreement may be terminated at any time either by the Company or by the Agent upon the giving of written notice of such termination to the other party hereto. In the event of such termination, neither party shall have any liability to the other party hereto, except as provided in the first sentence of the second paragraph of Section 1(a) and Sections 4(e), 4(j), 4(k), 7 and 9 and except that, if at the time of termination an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of the Note or Notes relating thereto has not occurred, the Company's representations and warranties stated in Section 3(b) and its obligations under the third and fourth paragraphs of Section 1(a) and Sections 4(a), 4(b), 4(d), 4(f), 4(g), 4(h), 4(l), 4(m) and 4(n) shall remain in full force and effect and not be terminated.

                 (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by federal, New York or California State authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, impracticable to market such Notes, such Term Agreements and all obligations of the Purchaser hereunder may be cancelled at, or any time prior to, the Closing Date in the absolute discretion of the Purchaser, without liability on the part of any Purchaser to the Company.

                 Any notice under this Section 8 may be given by telegraph or telephone but shall be subsequently confirmed by letter.

                 9. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of [Addressee] set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of [Addressee] or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(j) and 4(k) and Section 7 hereof shall survive the termination or cancellation of this Agreement.

                 10. Notices. All communications hereunder will be in writing and effective only on receipt and, if sent to [Addressee], will be mailed, delivered or telegraphed and confirmed to it at ___________________, New York, New York _____; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 733 Front Street, San Francisco, California 94111, attention of the Treasurer.

                 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. No purchaser of the Notes from [Addressee] shall be deemed a successor because of such purchase.

                 12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of California.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and [Addressee].


                                          Very truly yours,

                                          USL Capital Corporation


                                          By______________________________
                                          Title:


                                          By______________________________
                                          Title:


The foregoing Agreement is
hereby confirmed and
accepted as of the date
first above-written.

[Addressee]


By__________________________
Title:

                                                                      EXHIBIT A


                            USL CAPITAL CORPORATION


                   MEDIUM-TERM NOTE ADMINISTRATIVE PROCEDURES


         Medium-Term Notes, Series ___ (the "Notes")  are to be  offered on a
continuing  basis by USL  Capital Corporation (the "Company").   The Agent has
agreed to solicit purchases  of the Notes.   The Agent will not be obligated
to purchase  Notes for  its own  account.   The  Notes are  being sold
pursuant to  a  Distribution Agreement between the Company  and the Agent dated
________________ (the "Distribution Agreement").   The Notes are to be issued
under an Indenture dated as of ____________(the "Indenture") between the Company and _______ _________________________________, as Trustee (the
"Trustee").    The  Notes  will  be  registered with  the Securities  and
Exchange Commission (the "Commission").   The Trustee will be appointed as
registrar and paying agent with respect to the Notes.

         The procedure to be followed during, and the specific terms of, the solicitation of orders by the Agent and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury
Department. The Company will advise the Agent and the Trustee in writing of those persons handling administrative responsibilities with whom the Agent and the Trustee are to communicate regarding orders to purchase
Notes  and the  details  of their delivery.

         The Notes will bear interest at either fixed rates ("Fixed Rate Notes") or floating rates ("Floating Rate Notes"). Each Note will be represented by either a Global Security (as defined hereinafter) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Except in certain limited circumstances, an owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

         Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture, the Prospectus dated _______ __________ or the Prospectus Supplement dated __________________ shall be used herein as therein defined. To the extent that the procedures set forth below conflict with the provisions of the Notes, the Indenture or the Distribution

Agreement, the relevant provisions of the Notes, the Indenture and the Distribution Agreement shall control.

 PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

 In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, each in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC and a Medium-Term Note Certificate Agreement between the Trustee and DTC and in accordance with its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                                On any date of settlement (as defined
                                         under "Settlement" below) for one or
                                         more Book-Entry Notes, the Company
                                         will issue a single global security in
                                         fully registered form without coupons
                                         (a "Global Security") representing up
                                         to $150,000,000 principal amount of
                                         all such Notes that have the same
                                         Stated Maturity, redemption
                                         provisions, repayment provisions,
                                         Interest Payment Dates, Interest
                                         Payment Period, Original Issue Date,
                                         Original Issue Discount provisions
                                         and, in the case of Fixed Rate Notes,
                                         Interest Rate, or, in the case of
                                         Floating Rate Notes, Initial Interest
                                         Rate, Base Rate, Index Maturity,
                                         Interest Reset Period, Interest Reset
                                         Dates, Spread or Spread Multiplier,
                                         Minimum Interest Rate (if any) and
                                         Maximum Interest Rate (if any)
                                         (collectively, "Terms").  Each Global
                                         Security will be dated and issued as
                                         of the date of its authentication by
                                         the Trustee.  Each Global Security
                                         will bear an "Interest Accrual Date",
                                         which will be (i) with respect to an
                                         original Global Security (or any
                                         portion thereof), its original
                                         issuance date, and (ii) with respect
                                         to any Global Security (or portion
                                         thereof) issued subsequently upon
                                         exchange of a Global Security or in
                                         lieu of a destroyed, lost or stolen
                                         Global Security, the most recent
                                         Interest Payment Date to which
                                         interest has been paid or duly
                                         provided for on the predecessor
                                         Global Security or Securities (or if
                                         no such payment or provision has been
                                         made, the original issuance date of
                                         the predecessor Global Security),
                                         regardless of the date of
                                         authentication of such subsequently
                                           issued Global Security.  No Global
                                           Security will represent (i) both
                                           Fixed Rate and Floating Rate
                                           Book-Entry Notes or (ii) any
                                           Certificated Note.

Identification                             The Company has arranged with the
Numbers:                                   CUSIP Service Bureau of Standard &
                                           Poor's Corporation (the "CUSIP
                                           Service Bureau") for the
                                           reservation of a series of CUSIP
                                           numbers (including tranche numbers),
                                           which series consists of
                                           approximately 900 CUSIP numbers and
                                           relates to Global Securities
                                           representing Book-Entry Notes.  The
                                           Company has obtained from the CUSIP
                                           Service Bureau a written list of such
                                           series of reserved CUSIP numbers and
                                           has delivered to the Trustee and
                                           DTC such written list of 900 CUSIP
                                           numbers of such series.  The
                                           Company will assign CUSIP numbers
                                           serially to Global Securities as
                                           described below under Settlement
                                           Procedure  "B".  DTC will notify
                                           the CUSIP Service Bureau
                                           periodically of the CUSIP numbers
                                           that the Company has assigned to
                                           Global Securities.  At any time
                                           when fewer than 100 of the reserved
                                           CUSIP numbers remain unassigned to
                                           Global Securities, and if it deems
                                           necessary, the Company will reserve
                                           additional CUSIP numbers for
                                           assignment to Global Securities
                                           representing Book-Entry Notes.
                                           Upon obtaining such additional
                                           CUSIP numbers, the Company shall
                                           deliver a list of such additional
                                           CUSIP numbers to the Trustee and
                                           DTC.

Registration:                              Each Global Security will be
                                           registered in the name of Cede &
                                           Co., as nominee for DTC, on the
                                           Security Register maintained under
                                           the Indenture governing such Global
                                           Security.  The beneficial owner of
                                           a Book-Entry Note (or one or
                                           more indirect participants in DTC
                                           designated by such owner) will
                                           designate one or more participants
                                           in DTC (with respect to such Note,
                                           the "participants") to act as agent
                                           or agents for such owner in
                                           connection with the book-entry
                                           system maintained by DTC, and DTC
                                           will record in book-entry form,
                                           in accordance with instructions
                                           provided by such participants, a
                                           credit balance with respect to
                                           such Book-Entry Note in
                                           the account of such participants.
                                           The ownership interest of such
                                           beneficial owner in such Book-Entry
                                           Note will be recorded through the
                                           records of such participants or
                                           through the separate records of such
                                           participants and one or more indirect
                                           participants in DTC.

Transfers:                                 Transfers of a Book-Entry Note will
                                           be accomplished by book entries made
                                           by DTC and, in turn, by participants
                                           (and in certain cases, one or more
                                           indirect participants in DTC) acting
                                           on behalf of beneficial transferors
                                           and transferees of such Book-Entry
                                           Note.

Exchanges:                                 The Trustee may deliver to DTC and
                                           the CUSIP Service Bureau at any
                                           time a written notice of
                                           consolidation specifying (i) the
                                           CUSIP numbers of two or more
                                           Outstanding Global Securities that
                                           represent Book-Entry Notes having
                                           the same Terms and for which
                                           interest has been paid to the same
                                           date, (ii) a date, occurring at
                                           least thirty days after such
                                           written notice is delivered and at
                                           least thirty days before the next
                                           Interest Payment Date for such
                                           Book-Entry Notes, on which such
                                           Global Securities shall be
                                           exchanged for a single replacement
                                           Global Security and (iii) a new
                                           CUSIP number, obtained from the
                                           Company, to be assigned to such
                                           replacement Global Security.  Upon
                                           receipt of such a notice, DTC will
                                           send to its participants (including
                                           the Trustee) a written
                                           reorganization notice to the effect
                                           that such exchange will occur on
                                           such date.  Prior to the specified
                                           exchange date, the Trustee will
                                           deliver to the CUSIP Service
                                           Bureau a written notice setting
                                           forth such exchange date and the
                                           new CUSIP number and stating that,
                                           as of such exchange date, the
                                           CUSIP numbers of the Global
                                           Securities to be exchanged will no
                                           longer be valid.  On the specified
                                           exchange date, the Trustee will
                                           exchange such Global Securities
                                           for a single Global Security
                                           bearing the new CUSIP number and
                                           a new Interest Accrual Date, and the
                                           CUSIP numbers of the exchanged
                                           Global Securities will, in
                                           accordance with CUSIP Service Bureau
                                           procedures, be
                                           cancelled and not immediately
                                           reassigned.  Notwithstanding the
                                           foregoing, if the Global Securities
                                           to be exchanged exceed $150,000,000
                                           in aggregate principal amount, one
                                           Global Security will be
                                           authenticated and issued to
                                           represent each $150,000,000 of
                                           principal amount of the exchanged
                                           Global Securities and an additional
                                           Global Security will be
                                           authenticated and issued to
                                           represent any remaining principal
                                           amount of such Global Securities
                                           (see "Denominations" below).

Maturities:                                Each Book-Entry Note will mature
                                           on a date not less than nine
                                           months nor more than 30 years
                                           after the settlement date for such
                                           Note, as selected by the purchaser
                                           and approved by the Company.

Price to Public:                           Each Note will be issued at 100%
                                           of its principal amount, unless
                                           otherwise mutually agreed upon by
                                           the purchaser and the Company and
                                           specified in the applicable pricing
                                           supplement.

Notice of                                  The Trustee will notify DTC 60
prior Repayment Dates:                     days to each Repayment Date, if any,
                                           with respect to a Note of the CUSIP
                                           number of such Note, the Repayment
                                           Date, the Repayment Price and the
                                           exercise period.

Denominations:                             Book-Entry Notes will be issued in
                                           principal amounts of $100,000 or any
                                           amount in excess thereof that is
                                           an integral multiple of $1,000.
                                           Global Securities will be
                                           denominated in principal amounts not
                                           in excess of $150,000,000.  If one
                                           or more Book-Entry Note or Notes
                                           having an aggregate principal amount
                                           in excess of $150,000,000 would, but
                                           not for the preceding sentence, be
                                           represented by a single Global
                                           Security, then one Global Security
                                           will be issued to represent each
                                           $150,000,000 principal amount of
                                           such Book-Entry Note or Notes and
                                           an additional Global Security will
                                           be issued to represent any
                                           remaining principal amount of such
                                           Book-Entry Note or Notes.  In such a
                                           case, each of the Global Securities
                                           representing such Book-Entry Note or
                                           Notes shall be assigned the same
                                           CUSIP number.

Interest:                                  General.  Interest, if any, on
                                           each Book-Entry Note will accrue
                                           from the Interest Accrual Date of
                                           the Global Security representing
                                           such Note.  Each payment of
                                           interest on a Book-Entry Note
                                           will include interest accrued to
                                           but excluding the related
                                           Interest Payment Date (provided
                                           that in the case of Floating
                                           Rate Notes which reset daily or
                                           weekly, interest payments will
                                           include interest accrued to but
                                           excluding the Regular Record
                                           Date immediately preceding the
                                           related Interest Payment Date)
                                           or Maturity (other than a Maturity
                                           of a Fixed Rate Book-Entry Note
                                           occurring on the thirty-first day
                                           of a month, in which case such
                                           payment will include interest
                                           accruing to but excluding the
                                           thirtieth day of such month).
                                           Interest payable at the Maturity of
                                           a Book-Entry Note will be
                                           payable to the Person to whom
                                           the principal of such Note is
                                           payable.  Standard & Poor's
                                           Corporation will use the
                                           information received in the
                                           pending deposit message described
                                           under Settlement Procedure "C"
                                           below in order to include the
                                           amount of any interest payable and
                                           certain other information regarding
                                           the related Global Security in
                                           the appropriate weekly bond report
                                           published by Standard & Poor's
                                           Corporation.

                                           Regular Record Dates.  The Regular
                                           Record Date with respect to any
                                           Interest Payment Date shall be
                                           the date fifteen calendar days
                                           immediately preceding such
                                           Interest Payment Date whether or
                                           not such date shall be a Business
                                           Day.

                                           Fixed Rate Book-Entry Note.  Unless
                                           otherwise specified pursuant to
                                           Settlement Procedure "A" below,
                                           interest payments on Fixed Rate
                                           Book-Entry Notes will be made
                                           semi-annually on February 1 and
                                           August 1 of each year and at
                                           Maturity; provided, however, that in
                                           the case of a Fixed Rate Book-Entry
                                           Note issued between a Regular
                                           Record Date and an Interest Payment
                                           Date or on an Interest Payment
                                           Date, the first interest payment
                                           will be made on the Interest
                                           Payment Date following the next
                                           succeeding Regular Record Date to the
                                           registered owner on such succeeding
                                           Regular Record Date.

                                           Floating Rate Book-Entry Notes.
                                           Interest payments will be made on
                                           Floating Rate Book-Entry Notes
                                           monthly, quarterly, semi-annually or
                                           annually.  Interest will be
                                           payable, in the case of Floating
                                           Rate Book-Entry Notes with a
                                           monthly Interest Payment Period,
                                           on the third Wednesday of each
                                           month; with a quarterly Interest
                                           Payment Period, on the third
                                           Wednesday of March, June,
                                           September and December of each
                                           year; with a semi-annual Interest
                                           Payment Period, on the third
                                           Wednesday of the two months
                                           specified pursuant to Settlement
                                           Procedure "A" below; and with an
                                           annual Interest Payment Period, on
                                           the third Wednesday of the month
                                           specified pursuant to Settlement
                                           Procedure "A" below; provided,
                                           however, that if an Interest
                                           Payment Date for Floating Rate
                                           Book-Entry Notes would otherwise
                                           be a day that is not a Business Day
                                           with respect to such Floating Rate
                                           Book-Entry Notes, such Interest
                                           Payment Date will be the next
                                           succeeding Business Day with respect
                                           to such Floating Rate Book-Entry
                                           Notes, except in the case of a
                                           LIBOR Note if such Business Day
                                           is in the next succeeding
                                           calendar month, in which event such
                                           Interest Payment Date will be the
                                           immediately  preceding Business Day;
                                           and provided, further, that in the
                                           case of a Floating Rate Book-Entry
                                           Note issued between a Regular
                                           Record Date and an Interest
                                           Payment Date or on an Interest
                                           Payment Date, the first interest
                                           payment will be made on the
                                           Interest Payment Date following
                                           the next succeeding Regular Record
                                           Date to the registered owner on such
                                           succeeding Regular Record Date.

                                           Notice of Interest Payment and
                                           Regular Record Date.  On the first
                                           Business Day of January, April,
                                           July and October of each year, the
                                           Trustee will deliver to the Company
                                           a written list of Regular Record
                                           Dates and Interest Payment Dates
                                           that will occur with respect to the
                                           related Book-Entry Notes during the
                                           six-month period beginning on such
                                           first Business Day.  Promptly after
                                           each Interest Determination Date
                                           for Floating Rate Notes, the
                                           Calculation Agent will notify
                                           Standard & Poor's Corporation and
                                           the Trustee of the interest rates
                                           determined on such Interest
                                           Determination Date.

Calculation                                Fixed Rate Book-Entry Notes.
of Interest:                               Interest on Fixed Rate Book-Entry
                                           Notes (including interest for partial
                                           periods) will be calculated on
                                           the basis of a year of twelve
                                           thirty-day months.  (Examples of
                                           interest calculations are as
                                           follows:  The period from
                                           December 15, 1990 to June 15,
                                           1991, equals 6 months and 0
                                           days, or 180 days; the interest
                                           payable equals 180/360 times the
                                           annual rate of interest times
                                           the principal amount of the Note.
                                           The period from December 17, 1990
                                           to May 15, 1991, equals 4 months
                                           and 28 days, or 148 days; the
                                           interest payable equals 148/360
                                           times the annual rate of interest
                                           times the principal amount of the
                                           Note.)

                                           Floating Rate Book-Entry Notes.
                                           Interest rates on Floating Rate
                                           Book-Entry Notes will be
                                           determined as set forth in the
                                           form of Notes.  Interest on
                                           Floating Rate Book-Entry Notes
                                           will be calculated on the basis
                                           of actual days elapsed and a year
                                           of 360 days except that in the case
                                           of Treasury Rate Notes, interest
                                           will be calculated on the basis
                                           of the actual number of days in
                                           the year.

Payments of                                Payments of Interest Only.  Promptly
Principal                                  after each Regular Record Date, the
and Interest:                              Trustee will deliver to the
                                           Company and DTC a written notice
                                           specifying by CUSIP number the
                                           amount of interest to be paid on
                                           each Global Security on the
                                           following Interest Payment Date
                                           (other than an Interest Payment
                                           Date coinciding with Maturity) and
                                           the total of such amounts.  DTC
                                           will confirm the amount payable on
                                           each Global Security on such
                                           Interest Payment Date by reference
                                           to the daily bond reports published
                                           by Standard &

                                           Poor's Corporation.  The Company will
                                           pay to the Trustee (in immediately
                                           available funds) the total amount of
                                           interest due on such Interest Payment
                                           Date (other than at Maturity), and
                                           the Trustee will pay such amount to
                                           DTC at the times and in the manner
                                           set forth below under "Manner of
                                           Payment".  If any Interest Payment
                                           Date for or the Maturity of a
                                           Book-Entry Note is not a Business
                                           Day, the payment due on such day
                                           shall be made on the next succeeding
                                           Business Day and no interest shall
                                           accrue on such payment for the
                                           period from and after such Interest
                                           Payment Date or Maturity, as the
                                           case may be.

                                           Payments at Maturity.  On or about
                                           the first Business Day of each
                                           month, the Trustee will deliver to
                                           the Company and DTC a written list
                                           of principal and interest to be
                                           paid on each Global Security
                                           maturing either at Stated Maturity
                                           or on a Redemption or Repayment
                                           Date in the following month.  The
                                           Company, the Trustee and DTC will
                                           confirm the amounts of such
                                           principal and interest payments
                                           with respect to each such Global
                                           Security on or about the fifth
                                           Business Day preceding the Maturity
                                           of such Global Security.  The
                                           Company will pay to the Trustee
                                           (in immediately available funds)
                                           the principal amount of such
                                           Global Security, together with
                                           interest due at such Maturity.  The
                                           Trustee will pay such amounts to
                                           DTC at the  times and in the
                                           manner set forth below under
                                           "Manner of Payment".  If any
                                           Maturity of a Global Security
                                           representing Book-Entry Notes is
                                           not a Business Day, the payment due
                                           on such day shall be made on the
                                           next succeeding Business Day and no
                                           interest shall accrue on such
                                           payment for the period from and
                                           after such Maturity.  Promptly
                                           after payment to DTC of the
                                           principal and interest due at the
                                           Maturity of such Global Security,
                                           the Trustee will cancel such Global
                                           Security in accordance with the
                                           terms of the Indenture and deliver
                                           it to the Company with a certificate
                                           with respect to such cancellation.

                                           Manner of Payment. The total
                                           amount of any principal and interest
                                           due on Global Securities on any
                                           Interest Payment Date or at Maturity
                                           shall be paid by the Company to the
                                           Trustee in funds available for
                                           immediate use by such Trustee as of
                                           9:30 A.M. (New York City time) on
                                           such date. The Company will make
                                           such payment on such Global
                                           Securities by wire transfer or by
                                           automated clearing house funds to
                                           the Trustee. The Company will
                                           confirm such instructions in writing
                                           to the Trustee. Prior to 10 A.M.
                                           (New York City time) on each
                                           Maturity Date or as soon as possible
                                           thereafter, the Trustee will pay by
                                           separate wire transfer (using
                                           Fedwire message entry instructions
                                           in a form previously specified by
                                           DTC) to an account at the Federal
                                           Reserve Bank of New York previously
                                           specified by DTC, in funds available
                                           for immediate use by DTC, each
                                           payment of interest or principal
                                           (together with interest thereon) due
                                           on a Global Security on such
                                           Maturity Date. On each Interest
                                           Payment Date, interest payments
                                           shall be made to DTC in same day
                                           funds in accordance with existing
                                           arrangements between the Trustee and
                                           DTC. Thereafter on each such date,
                                           DTC will pay, in accordance with its
                                           SDFS operating procedures then in
                                           effect, such amounts in funds
                                           available for immediate use to the
                                           respective participants in whose
                                           names the Book-Entry Notes
                                           represented by such Global
                                           Securities are recorded in the
                                           book-entry system maintained by DTC.
                                           Neither the Company nor the Trustee
                                           shall have any direct responsibility
                                           or liability for the payment by DTC
                                           to such participants of the
                                           principal of and interest on the
                                           Book-Entry Notes.

                                           Withholding Taxes. The amount of
                                           any taxes required under applicable
                                           law to be withheld from any
                                           interest payment on a Book-Entry
                                           Note will be determined and withheld
                                           by the participant, indirect
                                           participant in DTC or other Person
                                           responsible for forwarding payments
                                           and
                                           materials directly to the beneficial
                                           owner of such Note.

Acceptance and                             Unless otherwise instructed by the
Rejection of                               Company, the Agent will advise the
Offers:                                    Company promptly by telephone of all
                                           offers to purchase Book-Entry Notes
                                           received by the Agent other than any
                                           offers rejected by it in whole or in
                                           part in the reasonable exercise of
                                           its discretion. Unless otherwise
                                           agreed by the Company and the Agent,
                                           the Company has the sole right to
                                           accept offers to purchase Book-Entry
                                           Notes and may reject any such offer
                                           in whole or in part.

Settlement:                                The receipt by the Company of
                                           immediately available funds in
                                           payment for a  Book-Entry Note and
                                           the authentication and issuance of
                                           the Global Security representing
                                           such Note shall constitute
                                           "settlement" with respect to such
                                           Note. All orders accepted by the
                                           Company will be settled on the fifth
                                           Business Day succeeding the date of
                                           acceptance pursuant to the timetable
                                           for settlement setforth below,
                                           unless the Company and the purchaser
                                           agree to settlement at a different
                                           time.

Settlement                                 Settlement Procedures with regard to
Procedures:                                each Book-Entry Note sold by the
                                           Company through the Agent, as agent,
                                           shall be as follows:

                                           A.     The Agent will advise the
                                                  Company by telephone,
                                                  facsimile or electronic
                                                  transmission of the following
                                                  settlement information:

                                                   1.   Principal amount.
                                                   2.   Stated Maturity.
                                                   3.   In the case of a Fixed
                                                        Rate Book-Entry Note,
                                                        the Interest Rate and,
                                                        in the case of a
                                                        Floating Rate Book-
                                                        Entry Note, the Initial
                                                        Interest Rate (if known
                                                        at such time), Base
                                                        Rate, Index Maturity,
                                                        Interest Reset Period,
                                                        Interest Reset Dates,
                                                        Spread or Spread
                                                        Multiplier (if any),
                                                        Minimum Interest Rate
                                                        (if any) and

                                                           Maximum Interest
                                                           Rate (if any).
                                                    4.     Interest Payment
                                                           Period and Interest
                                                           Payment Dates.
                                                    5.     Redemption
                                                           provisions, if any.
                                                    6.     Repayment
                                                           provisions, if any.
                                                    7.     Settlement date.
                                                    8.     Price.
                                                    9.     Agent's commission.
                                                   10.     Whether the Note is
                                                           an Original Issue
                                                           Discount Note.

                                        B.         The Trustee will assign a
                                                   CUSIP number to the
                                                   Global Security representing
                                                   such Note and then advise the
                                                   Company and the Agent by
                                                   telephone, facsimile or
                                                   electronic transmission of
                                                   the CUSIP number, the
                                                   Initial Accrual Period and
                                                   the method used. The Trustee
                                                   will also notify the Agent
                                                   of such CUSIP number by
                                                   telephone as soon as
                                                   practicable. The Company's
                                                   approval of the settlement
                                                   information described in
                                                   Settlement Procedure "A"
                                                   above shall constitute a
                                                   representation and warranty
                                                   by the Company to the
                                                   Trustee and the Agent that
                                                   (i) such Note is then, and
                                                   at  the time of issuance and
                                                   sale thereof will be, duly
                                                   authorized for issuance and
                                                   sale by the Company, (ii)
                                                   such Note, and the Global
                                                   Security representing such
                                                   Note, will conform with the
                                                   terms of the Indenture and
                                                   (iii) upon authentication
                                                   and delivery of such Global
                                                   Security, the aggregate
                                                   principal amount of all
                                                   Notes issued under the
                                                   Indenture will not exceed
                                                   $_____________________ or the
                                                   equivalent thereof in one or
                                                   more foreign currencies or
                                                   currency units (except for
                                                   Securities authenticated
                                                   and delivered upon
                                                   registration of transfer
                                                   of, in exchange for, or in
                                                   lieu of, Securities
                                                   pursuant to  Section 304,
                                                   305,306, 906, 1107 or 1503
                                                   of the Indenture).

                                        C.        The Trustee will enter a
                                                  pending deposit message
                                                  through DTC's Participant
                                                  Terminal System, providing
                                                  the following settlement
                                                  information to DTC, the
                                                  Agent, Standard & Poor's
                                                  Corporation, the Exchange
                                                  Rate Agent (if any) and
                                                  the Calculation Agent (if
                                                  any):

                                                   1.      The information
                                                           set forth in
                                                           Settlement
                                                           Procedure "A".
                                                   2.      Identification as a
                                                           Fixed Rate
                                                           Book-Entry Note or a
                                                           Floating Rate
                                                           Book-Entry Note.
                                                   3.      Initial Interest
                                                           Payment Date for
                                                           such Note, number of
                                                           days by which such
                                                           date succeeds the
                                                           related DTC record
                                                           date (which, in the
                                                           case of Floating
                                                           Rate Notes which
                                                           re-set daily or
                                                           weekly, shall be the
                                                           date five calendar
                                                           days immediately
                                                           preceding the
                                                           applicable Interest
                                                           Payment Date and in
                                                           the case of all
                                                           other Notes shall be
                                                           the Regular Record
                                                           Date as defined in
                                                           the Note) and amount
                                                           of interest payable
                                                           on such Interest
                                                           Payment Date.
                                                   4.      The Interest Payment
                                                           Period and Interest
                                                           Payment Dates.
                                                   5.      CUSIP number of the
                                                           Global Security
                                                           representing such
                                                           Note.
                                                   6.      Whether such Global
                                                           Security will
                                                           represent any other
                                                           Book-Entry Note
                                                           (to the extent known
                                                           at such time).

                                        D.         The Company will deliver to
                                                   the Trustee a pre-printed
                                                   or pre-typed Global Security
                                                   representing such Note in
                                                   forms that have been
                                                   approved by the Company, the
                                                   Agent and the Trustee.

                                        E.         The Trustee will complete
                                                   such Note, stamp the
                                                   appropriate legend (if such
                                                   legend is not printed or
                                                   typed on such Note) and
                                                   authenticate the Global
                                                   Security representing such
                                                   Note.

                                     F.         DTC will credit such Note to
                                                the Trustee's participant
                                                account at DTC.

                                     G.         The Trustee will enter a SDFS
                                                deliver order through DTC's
                                                Participant Terminal System
                                                instructing DTC to (i) debit
                                                such Note to such Trustee's
                                                participant account and
                                                credit such Note to the
                                                Agent's participant account
                                                and (ii) debit the Agent's
                                                settlement account and
                                                credit such Trustee's
                                                settlement account for an
                                                amount equal to the price of
                                                such Note less the Agent's
                                                commission.  The entry of
                                                such a deliver order shall
                                                constitute a representation and
                                                warranty by such Trustee to DTC
                                                that (i) the Global
                                                Security representing such
                                                Book-Entry Note has been
                                                issued and authenticated
                                                and (ii) the Trustee is
                                                holding such Global
                                                Security pursuant to the
                                                Medium-Term Note
                                                Certificate Agreement between
                                                the Trustee and DTC.

                                     H.         The Agent will enter a SDFS
                                                deliver order through DTC's
                                                Participant Terminal System
                                                instructing DTC (i) to debit
                                                such Note to the Agent's
                                                participant account and
                                                credit such Note to the
                                                participant accounts of the
                                                participants with respect to
                                                such Note and (ii) to debit
                                                the settlement accounts of
                                                such participants and
                                                credit the settlement
                                                account of the Agent for an
                                                amount equal to the price
                                                of such Note.

                                     I.         Transfers of funds in
                                                accordance with SDFS deliver
                                                orders described in
                                                Settlement Procedures "G"
                                                and "H" will be settled in
                                                accordance with SDFS
                                                operating procedures in
                                                effect on the settlement
                                                date.

                                     J.         The Trustee will wire transfer
                                                to the account of the Company
                                                funds available for immediate
                                                use in the amount transferred
                                                to such Trustee
                                                   in accordance with Settlement
                                                   Procedure "G".

                                        K.         The Agent will confirm the
                                                   purchase of such Note to
                                                   the purchaser either by
                                                   transmitting to the
                                                   participants with respect to
                                                   such Note a confirmation
                                                   order or orders through DTC's
                                                   institutional delivery system
                                                   or by mailing a written
                                                   confirmation to such
                                                   purchaser.

Settlement                        For orders of Book-Entry Notes solicited
Procedures                        by the Agent, as agent, and accepted by the
Timetable:                        Company for settlement on the first
                                  Business Day after the sale date,
                                  Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                                  Settlement
                                  Procedure                 Time
                                  ----------                ----
                                        A                 11:00 A.M. on the sale date
                                        B                 12:00 Noon on the sale date
                                        C                  2:00 P.M. on the sale date
                                        D                  3:00 P.M. on day before
                                                                        settlement date
                                        E                  9:00 A.M. on settlement date
                                        F                 10:00 A.M. on settlement date
                                       G-H                 2:00 P.M. on settlement date
                                        I                  4:45 P.M. on settlement date
                                       J-K                 5:00 P.M. on settlement date

                                  If a sale is to be settled more than one
                                  Business Day after the sale date, Settlement
                                  Procedures "A", "B" and "C" shall be
                                  completed as soon as practicable but no
                                  later than 11:00 A.M., 12 Noon and 2:00 P.M., as the case may be, on the first Business
                                  Day after the sale date. If the initial
                                  interest rate for a Floating Rate Book-Entry
                                  Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12 Noon and 2:00 P.M., respectively, on the second Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                                  If settlement of a Book-Entry Note is
                                  rescheduled or cancelled, the Trustee will deliver to DTC, through DTC's
                                  Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to                        If the Trustee fails to enter a SDFS
Settle:                           deliver order with respect to a
                                  Book-Entry Note pursuant to Settlement
                                  Procedure "G", the Trustee may deliver to DTC, through DTC's Participant Terminal
                                  System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that such Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global
                                  Security, the Trustee will mark such Global
                                  Security "cancelled", make appropriate
                                  entries in the Trustee's records and send such cancelled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.
                                  If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global
                                  Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global
                                  Security and shall bear the CUSIP number of the surrendered Global Security.

                                  If the purchase price for any Book-Entry
                                  Note is not timely paid to the participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "H" and "G", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                                   Notwithstanding the foregoing, upon any
                                   failure to settle with respect to a
                                   Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Procedure for                      When the Company has determined to change
Rate Changes:                      the interest rates of Notes being offered, it
                                   will promptly advise the Agent and the Agent will forthwith suspend solicitation of offers. The Agent will telephone the Company with recommendations as to the changed interest rates. At such time as the Company has advised the Agent of the new interest rates, the Agent may resume solicitation of offers. Until such time only
                                   "indications of interest" may be recorded.
                                   Within two Business Days after any sale of Notes, the Company will file with the Securities and Exchange Commission a pricing supplement to the prospectus and prospectus supplement relating to such Notes that reflects the applicable interest rates and other terms and will deliver copies of such pricing supplement to the Agent in accordance with the terms of the Distribution
                                   Agreement.

Suspension of                      Subject to the Company's representations,
Solicitation;                      warranties and covenants contained in
Amendment or                       the Distribution Agreement, the Company may
Supplement:                        instruct the Agent to suspend solicitation
                                   of purchases of Book-Entry Notes at any
                                   time. Upon receipt of such instructions, the Agent will forthwith suspend such solicitations until such time as it has been advised by the

                                   Company that such solicitations may be
                                   resumed.  The Company will, consistent
                                   with its obligations under the Distribution
                                   Agreement, promptly advise the Agent and the Trustee whether orders outstanding at the time the Agent suspends solicitation may be settled and whether copies of such prospectus and prospectus supplement as in effect at the time of the suspension, together with the appropriate pricing supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such prospectus, prospectus supplement and pricing supplement may not be so delivered.


Delivery of                        A copy of the prospectus and prospectus
Prospectus:                        supplement relating to the Notes and a
                                   pricing supplement relating to a Book-Entry
                                   Note must accompany or precede the earliest of any written offer of such Note, confirmation of the purchase of such Note or payment for such Note by its purchaser. If notice of a change in the terms of the Book-Entry Notes is received by the Agent between the time an order for a Book-Entry
                                   Note is placed and the time written
                                   confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a prospectus, prospectus supplement and pricing supplement setting forth the terms in effect when the order was placed. Subject to the preceding paragraph, the Agent will deliver a prospectus, prospectus supplement and pricing supplement as herein described with respect to each Book-Entry Note sold by it.

           PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

Issuance:                          Each Certificated Note will be dated and
                                   issued as of the date of its
                                   authentication by the Trustee.  Each
                                   Certificated Note will bear an Original Issue
                                   Date, which will be (i) with respect to an original Certificated Note (or any portion thereof), its original issuance date
                                   (which will be the settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a

                                   Certificated Note or in lieu of a
                                   destroyed, lost or stolen Certificated Note, the Original Issue Date of the predecessor Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note.

Registration:                      Certificated Notes will be issued only in
                                   fully registered form without coupons.

Transfers and                      A Certificated Note may be presented for
Exchanges:                         transfer or exchange at the office of the
                                   Trustee in [_________________].  Certificated
                                   Notes will be exchangeable for other
                                   Certificated Notes having identical terms but different authorized denominations without service charge. Certificated Notes will not be exchangeable for Book-Entry
                                   Notes.

Maturities:                        Each Certificated Note will mature on a date
                                   not less than nine months or more than 30 years from the settlement date for such Note, as selected by the purchaser and approved by the Company.

Price to Public:                   Each Note will be issued at 100% of its
                                   principal amount, unless otherwise mutually agreed upon by the purchaser and the Company and specified in the applicable pricing supplement.

Denominations:                     Certificated Notes denominated in U.S.
                                   dollars will be issued in denominations
                                   of $100,000 or any amount in excess
                                   thereof that is an integral multiple of
                                   $1,000.  The authorized denominations
                                   of Notes denominated in a currency other than U.S. dollars will be specified pursuant to "Settlement Procedures" below, and set forth in such Notes and the applicable pricing supplement.

Interest:                          General. Interest, if any, on each
                                   Certificated Note will accrue from the
                                   Original Issue Date of such Note for the first interest period and from the most recent Interest Payment Date to which interest has been paid for all subsequent interest periods. Each payment of interest on a Certificated Note will include interest accrued to but excluding the related Interest Payment Date or Maturity (other than a Maturity of a Fixed
                                   Rate Certificated Note occurring on the
                                   thirty-first day of a month, in which
                                   case such payment will include
                                   interest accruing to but excluding the
                                   thirtieth day of such month).

                                   Regular Record Dates.  The Regular Record
                                   Date with respect to any Interest Payment
                                   Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date whether or not such date shall be a Business Day.

                                   Fixed Rate Certificated Notes.  Unless
                                   otherwise specified pursuant to Settlement
                                   Procedure "A" below, interest payments on Fixed Rate Certificated Notes will be made semi-annually on February 1 and August 1 of each year and at Maturity; provided, however, that in the case of a Fixed
                                   Rate Certificated Note issued between a
                                   Regular Record Date and an Interest
                                   Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                   Floating Rate Certificated Notes.
                                   Interest payments will be made on Floating
                                   Rate Certificated Notes monthly,
                                   quarterly, semi-annually or annually.
                                   Interest will be payable, in the case
                                   of Floating Rate Certificated Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment
                                   Period, on the third Wednesday of the
                                   month specified pursuant to Settlement
                                   Procedure "A" below; provided, however,
                                   that if an Interest Payment Date for
                                   Floating Rate Certificated Notes would
                                   otherwise be a day that is not a Business
                                   Day with respect to such Floating Rate
                                   Certificated Notes, such Interest
                                   Payment Date will be the next succeeding
                                   Business Day with respect to such
                                   Floating Rate Certificated Notes, except in the case of a LIBOR Note if such Business
                                   Day is in the next succeeding calendar
                                   month, in which event such Interest Payment
                                   Date will be the immediately preceding
                                   Business Day; and provided, further, that in the case of a Floating Rate Certificated
                                   Note issued
                                   between a Regular Record Date and an Interest Payment Date or on an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Calculation of                     Fixed Rate Certificated Notes.  Interest
Interest:                          on Fixed Rate Certificated Notes (including
                                   interest for partial periods) will be
                                   calculated on the basis of a year of
                                   twelve thirty-day months.  (Examples of
                                   interest calculations are as follows:
                                   December 15, 1990 to June 15, 1991, equals
                                   6 months and 0 days or 180 days; the interest payable equals 180/360 times the annual rate of interest times the principal amount of the Note. The period from December 17, 1990 to May 15, 1991 equals 4 months and 28 days, or 148 days; the interest payable equals 148/360 times the annual rate of interest times principal amount of the Note.)

                                   Floating Rate Certificated Notes.
                                   Interest rates on Floating Rate
                                   Certificated Notes will be determined as set forth in the form of Notes. The
                                   Company and the Trustee will confirm the amount of the initial interest payment due on any Floating Rate Certificated Note for which the initial Interest Period is shorter or longer than the Index Maturity. Interest on Floating Rate Certificated Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of                        The Trustee, in its capacity as paying
Principal and                      agent, will pay the principal amount of
Interest:                          each Certificated Note at Maturity upon
                                   presentation of such Note to the Trustee.
                                   Such payment, together with payment of
                                   interest due at Maturity of such Note, will be made in funds made available by the Company for immediate use by the Trustee and in turn by the Holder of such Note.
                                   Certificated Notes presented to the Trustee at Maturity for payment will be cancelled by the Trustee and delivered to the Company with a certificate with respect to such cancellation. All interest payments on a Certificated Note (other than interest due at Maturity) will be made by check drawn on the Trustee (or another Person appointed by such

                                   Trustee) and mailed by the Trustee to
                                   the Person entitled thereto as provided in such Note and the Indenture. The Company may at its option elect to make payments in U.S. dollars of interest on Notes (other than interest payable at Maturity) by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the related Interest Payment
                                   Date. Following each Regular Record Date and Special Record Date, the Trustee will furnish the Company with a list of interest payments to be made on the following Interest Payment Date for each Certificated Note and in total for all such Certificated Notes. Interest at Maturity will be payable to the Person to whom the payment of principal is payable. The Trustee will provide monthly to the Company lists of principal and interest to be paid on Certificated Notes maturing in the next month. The Trustee will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                                   If any Interest Payment Date for or the
                                   Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date or Maturity, as the case may be.

Acceptance and                     Unless otherwise instructed by the
Rejection                          Company, the Agent will advise the
of Offers:                         Company promptly by telephone of all offers
                                   to purchase Certificated Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agent, the Company has the sole right to accept offers to purchase Notes and may reject any such offer in whole or in part.

Settlement:                        The receipt by the Company of immediately
                                   available funds in exchange for an
                                   authenticated Certificated Note delivered to the Agent and the Agent's delivery of such Note against receipt of immediately available funds shall, with respect to such Note, constitute "settlement". All orders accepted by the Company will be settled not later than the close of business on the fifth Business Day succeeding the date of acceptance, unless the Company and the purchaser agree to settlement on a later date; provided, however, that in the case of a delayed settlement the Company will notify the Trustee at least twenty-four hours prior to the time of settlement.

Settlement                         Settlement Procedures with regard to each
Procedures:                        Certificated Note sold by the Company through
                                   the Agent, as agent, shall be as follows:

                                   A.      The Agent will advise the
                                           Company by telephone, facsimile
                                           or electronic transmission of the
                                           following settlement information:

                                           1.     Name in which such Note is to
                                                  be registered ("Registered
                                                  Owner").
                                           2.     Address of the Registered
                                                  Owner and address for payment
                                                  of principal and interest.
                                           3.     Taxpayer identification number
                                                  of the Registered Owner (if
                                                  available).
                                           4.     Principal amount.
                                           5.     Stated Maturity.
                                           6.     In the case of a Fixed Rate
                                                  Certificated Note, the
                                                  Interest Rate and, in the
                                                  case of a Floating Rate
                                                  Certificated Note, the
                                                  Initial Interest Rate (if
                                                  known at such  time), Base
                                                  Rate, Index Maturity,
                                                  Interest Reset Period,
                                                  Interest Reset Dates, Spread
                                                  or Spread Multiplier (if
                                                  any), Minimum Interest Rate
                                                  (if any) and Maximum Interest
                                                  Rate (if any).
                                           7.     Interest Payment Period and
                                                  Interest Payment Dates.
                                           8.     Specified Currency and
                                                  whether the option to elect
                                                  payment in a Specified
                                                  Currency applies and if the
                                                  Specified Currency is not
                                                  U.S. dollars, the authorized
                                                  denominations.
                                           9.     Redemption provisions, if any.
                                          10.     Repayment provisions, if any.
                                          11.     Settlement date.
                                          12.     Price (including currency).
                                          13.     Agent's commission.

                    14.     Whether the Note is an Original Issue Discount Note.

                                  B. The Trustee will advise the Company, the Exchange Rate Agent (if any) and the Calculation Agent (if any) by telephone, facsimile or electronic transmission of the CUSIP number, Initial Accrual Period and the
                                           method used.   The Company's
                                           approval of the settlement
                                           information described in Settlement
                                           Procedure "A" above shall constitute
                                           a representation and warranty by the
                                           Company to the Trustee and the Agent
                                           that (i) such Note is then, and at
                                           the time of issuance and sale
                                           thereof will be, duly authorized for
                                           issuance and sale by the Company,
                                           (ii) such Note will conform with the
                                           terms of the Indenture and (iii) upon
                                           authentication and delivery of such
                                           Note, the aggregate initial
                                           offering price of all Notes issued
                                           under the Indenture will not exceed
                                           $________________ aggregate
                                           principal amount or the equivalent
                                           thereof in foreign currencies or
                                           currency units (except for securities
                                           authenticated and delivered upon
                                           registration of transfer, in
                                           exchange for or in lieu of,
                                           securities pursuant to Section 304,
                                           305, 306, 906, 1107 or 1503 of the
                                           Indenture).

                                  C.       The Company will deliver to the
                                           Trustee a pre-printed five-ply
                                           packet for such Note, which packet
                                           will contain the following documents
                                           in forms that have been approved by
                                           the Company and the Agent:
                                           1.      Note with customer
                                                   confirmation.
                                           2.      Stub One - For Trustee.
                                           3.      Stub Two - For Agent.
                                           4.      Stub Three - For the Company.

                                  D.       The Trustee will complete such Note
                                           and authenticate such  Note and
                                           deliver it (with the confirmation)
                                           and Stubs One and Two to the Agent,
                                           and the Agent will acknowledge
                                           receipt of the Note by stamping or
                                           otherwise marking Stub One and
                                           returning it to the Trustee.  Such
                                           delivery will be made only against
                                           such acknowledgement of receipt and
                                           evidence
                                           that instructions have been given by
                                           the Agent for payment to the account
                                           of the Company in funds available
                                           for immediate use, of an amount
                                           equal to the price of such Note less
                                           the Agent's commission.  In the event
                                           that the instructions given by the
                                           Agent for payment to the account of
                                           the Company are revoked, the Company
                                           will as promptly as possible (and in
                                           any event not later than the Business
                                           Day following the Settlement Date)
                                           wire transfer to the account of the
                                           Agent an amount of immediately
                                           available funds equal to the amount
                                           of such payment made.

                                  E.       The Agent will deliver such Note
                                           (with confirmation) to the customer
                                           against payment in immediately
                                           payable funds.  The Agent will
                                           obtain the acknowledgement of
                                           receipt of such Note by retaining
                                           Stub Two.

                                  F.       The Trustee will send Stub Three to
                                           the Company by first-class mail
                                           upon request.  The Trustee will
                                           also send a copy of the front of
                                           such Note to the Exchange Rate Agent
                                           (if any) and the Calculation Agent
                                           (if any).  Periodically, the Trustee
                                           will also send to the Company a
                                           statement setting forth the
                                           principal amount of the Notes
                                           Outstanding as of that date and
                                           setting forth a brief description
                                           of any sales of which the Company
                                           has advised the Trustee but which
                                           have not yet been settled.

Settlement                        For offers of Certificated Notes solicited
Procedures                        by the Agent, as agent, and accepted by the
Timetable:                        Company, Settlement Procedures "A" through
                                  "F" set forth above shall be completed on or before the respective times (New York
                                  City time) set forth below:

                                  Settlement
                                  Procedure             Time
                                  ----------            ----
                                        A        3:00 P.M. on day before
                                                              settlement date
                                        B        5:00 P.M. on day before
                                                              settlement date

                                       C-D       2:15 P.M. on settlement date
                                        E        3:00 P.M. on settlement date
                                        F        5:00 P.M. on settlement date


Failure to                        If a purchaser fails to accept delivery
Settle:                           of and make payment for any Certificated
                                  Note, the Agent will notify the Company and the Trustee by telephone and return such Note to the Trustee. Upon receipt of the Note, the Company will immediately wire transfer to the account of the Agent an amount equal to the amount previously credited thereto in respect of such Note.
                                  Such wire transfer will be made on the
                                  settlement date, if possible, and in any event not later than the day following the settlement date. If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse the Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will mark such Note "cancelled", make appropriate entries in its records and send such Note to the Company.

Procedure for                     When the Company has determined to change
Rate Changes:                     the interest rates of Notes being offered, it
                                  will promptly advise the Agent and the Agent will forthwith suspend solicitation of offers.
                                  The Agent will telephone the Company
                                  with recommendations as to the changed
                                  interest rates. At such time as the Company has advised the Agent of the new interest rates, the Agent may resume solicitation of offers. Until such time only "indications of interest" may be recorded. Within two business days after any sale of Notes, the Company will file with the Securities and Exchange Commission a pricing supplement to the prospectus and prospectus supplement relating to such Notes that reflects the applicable interest rates and other terms and will deliver copies of such pricing supplement to the Agent in accordance with the terms of the Distribution Agreement.

Suspension of                     Subject to the Company's representations,
Solicitation;                     warranties and covenants contained in the
Amendment or                      Distribution Agreement, the Company may
Supplement:                       instruct the Agent to suspend solicitation
                                  of purchases of Certificated Notes at any time. Upon receipt of such instructions, the Agent will forthwith suspend such solicitations until such time as it has been advised by the Company that such solicitations may be resumed. The Company will, consistent with its obligations under the Distribution Agreement, promptly advise the Agent and the Trustee whether orders outstanding at the time the Agent suspends solicitation may be settled and whether copies of such prospectus and prospectus supplement as in effect at the time of the suspension, together with the appropriate pricing supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such prospectus, prospectus supplement and pricing supplement may not be so delivered.

Delivery of                       A copy of the prospectus and prospectus
Prospectus:                       supplement relating to the Notes and a
                                  pricing supplement relating to a
                                  Certificated Note must accompany or precede the earlier of any written offer of such Note, delivery of such Note, confirmation of the purchase of such Note and payment for such Note by its purchaser. If notice of a change in the terms of the Certificated
                                  Notes is received by the Agent between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by the Agent to a customer or his agent, such confirmation shall be accompanied by a prospectus, prospectus supplement and pricing supplement setting forth the terms in effect when the order was placed. Subject to the preceding paragraph, the Agent will deliver a prospectus, prospectus supplement and pricing supplement as herein described with respect to each Note sold by it.

                                                                       EXHIBIT B


                            USL Capital Corporation

                          Medium-Term Notes, Series __

              Due from Nine Months to __ Years from Date of Issue

                                TERMS AGREEMENT


                                                          __________, 199_

USL Capital Corporation
733 Front Street
San Francisco, California  94111

Attention:  ____________________

                 Re:  Distribution Agreement dated __________

                 Subject to the terms and conditions of the Distribution Agreement dated ___________, 199_, the undersigned agrees to purchase the following principal amount of Notes:

                             __________________
                              Principal Amount

Interest Rate or Formula:

Maturity Date:

Interest Payment Dates:

Specified Currency:

Redemption and Repayment Provisions:

Public Offering Price:

Discount:                     % of Principal Amount

Purchase Date and Time:

Place for Delivery of Notes
         and Payment Therefor:

Method of Payment:

                 The certificate referred to in Section 6(b)(i) of the Distribution Agreement, the opinions referred to in Section 6(b)(ii) and in
Section 6(b)(iii) of the Distribution

Agreement and the accountants' letter referred to in Section 6(b)(iv) of the Distribution Agreement will be required.

                                          [Purchaser]


                                          By_____________________________
                                            Title:


Accepted:


USL Capital Corporation


By______________________________
  Title:

By______________________________
  Title:

                                                                       EXHIBIT C


                               FORM OF OPINION OF
                             COUNSEL TO THE COMPANY


                 The opinion of counsel for the Company, to be delivered pursuant to Section 4(m), 5(b) or 6(b) of this Agreement, shall be to the effect set forth below. All references to the "Registration Statement" shall be to the Registration Statement as amended as of the date of such opinion and all references to the "Prospectus" shall be to the Prospectus, as amended or supplemented as of the date of such opinion.

                 (i) each of the Company and its significant subsidiaries, as defined in Regulation S-X under the 1933 Act (the "Significant Subsidiaries"), is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is authorized by its charter to transact the business in which it is engaged, is duly qualified to conduct the business in which it is engaged in all jurisdictions in which its failure so to qualify would materially adversely affect the results of operations or financial condition of the Company and its subsidiaries taken as a whole, and to the best of such counsel's knowledge holds all material approvals, authorizations, orders, licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus as amended or supplemented;

                 (ii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable;

                 (iii) all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of all liens or encumbrances except that the Company owns, directly or indirectly, the percent indicated of the outstanding capital stock or partnership interest of each of the following subsidiaries:

                 (iv) the Indenture has been qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, reorganization, fraudulent transfer, insolvency, moratorium, or other laws affecting enforcement of creditors' rights or by the application of equitable principles;

                 (v) the Notes have been duly authorized and, when executed, authenticated in accordance with the provisions of the

Indenture and delivered to and paid for by the purchasers thereof, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, reorganization, fraudulent transfer, insolvency, moratorium, or other laws affecting enforcement of creditors' rights or by the application of equitable principles;

                 (vi) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as (i) rights to indemnity hereunder may be limited under applicable federal or state securities law and
(ii) enforcement thereof may be limited by bankruptcy, reorganization, fraudulent transfer, insolvency, moratorium, or other laws affecting enforcement of creditors' rights or by the application of equitable principles;

                 (vii) no authorization, consent or approval of, or registration or filing with, any governmental or public body or regulatory authority is required on the part of the Company for the issuance of the Notes in accordance with the provisions of the Indenture or the sale of the Notes pursuant to this Agreement, other than registration of the Notes under the 1933 Act, qualification of the Indenture under the Trust Indenture Act, and compliance with the securities or Blue Sky laws of various jurisdictions;

                 (viii) the execution and delivery of the Indenture and this Agreement, the issuance of the Notes in accordance with the provisions of the Indenture and the sale of the Notes pursuant to this Agreement do not conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, or violate any indenture, loan agreement, lease, other agreement or instrument, law, regulation, court order or decree, in each case known to such counsel, to which the Company or any Significant Subsidiary is a party or by which it is bound, the effect of which in the aggregate would have a material adverse effect on the financial condition, earnings, business, or properties of the Company and its subsidiaries considered as a whole, nor will such action result in the violation of any of the provisions of the charter or by-laws of the Company or any of its Significant Subsidiaries;

                 (ix) the statements contained in the Prospectus with respect to the description of the Notes, insofar as such statements constitute summaries of the documents or matters referred to therein, fairly present the information required or purported to be shown with respect to such documents or matters;

                 (x) such counsel does not know of any legal or governmental proceeding required to be described in the Registration Statement or the Prospectus which is not described as required, nor of any material contract or other material document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                 (xi) the Registration Statement and the Prospectus and any amendment or supplement thereto (except for the financial statements and other financial and statistical data included therein as to which such counsel does not express an opinion) comply as to form in all material respects with the requirements of the 1933 Act, and nothing has come to the attention of such counsel to cause him to believe that the Registration Statement, or any amendment thereof, at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, as of the date of this Agreement and as of the date of such opinion, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (xii) to the knowledge of such counsel, neither the Company nor any subsidiary is in violation of its charter or by-laws or in default in any respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any indenture, loan agreement, lease, or other agreement or instrument to which it is a party (the effect of which in the aggregate would have a material adverse effect on the financial condition, earnings, business, or properties of the Company and its subsidiaries considered as a whole); and

                 (xiii) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

                 In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the United States, to the extent such counsel shall deem proper and specify in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

                                                                       EXHIBIT D


                               FORM OF OPINION OF
                             COUNSEL TO [ADDRESSEE]


                 The opinion of counsel to [Addressee], to be delivered pursuant to Section 5(c) or 6(b) of this Agreement, shall be to the effect set forth below. All references to the "Registration Statement" shall be to the Registration Statement as amended as of the date of such opinion and all references to the "Prospectus" shall be to the Prospectus, as amended or supplemented as of the date of such opinion.

                 (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                 (ii) the terms and provisions of the Notes conform in all material respects to the descriptions thereof contained in the Prospectus, and the information in the Prospectus under the captions "Description of Debt Securities" and "Description of Notes," to the extent that it constitutes matters of law and legal conclusions and to the extent it summarizes the documents referred to therein, has been reviewed by us and is correct in all material respects;

                 (iii) this Agreement has been duly authorized, executed and delivered by the Company;

                 (iv) the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act of 1939, constitutes a valid and binding instrument enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, arrangement, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally and by the application of equitable principles;

                 (v) the Notes have been duly and validly authorized by all necessary corporate action for issuance and sale pursuant to this Agreement, except for the determination of the interest rate or formula, redemption date(s) and price(s), repayment date(s) and price(s), currency, denominations, interest payment dates, maturity and other terms to be set forth on the face of each Note, and, when such determination has been made and the Notes have been completed, executed and authenticated as specified in the Indenture and delivered pursuant to the provisions of this Agreement, the Notes will be valid and binding obligations of the Company, enforceable in accordance with their terms (subject as aforesaid), and will be entitled to the benefits provided by the Indenture; and

                 (vi) the Registration Statement (it being understood that they are not requested to and will not give any opinion or make any comment with respect to the financial statements, schedules and other financial and statistical information contained therein or the Form T-1) as of its effective date complied as to form in all material respects with the 1933 Act.

                 They have participated in conferences with representatives of the Company, its counsel and its accountants and with representatives of [Addressee] and the Other Agents concerning the Registration Statement and the Prospectus and have considered the matters required to be stated therein and the statements contained therein, although they have not independently verified the accuracy, completeness or fairness of such statements (except as described in paragraph (ii) above). Although they did not participate in the preparation of any of the documents incorporated by reference in the Registration Statement, they reviewed such documents and met in conferences with representatives of [Addressee] and the Other Agents and representatives of the Company during which portions of such documents and related matters were discussed. Based upon and subject to the foregoing, nothing has come to their attention to cause them to believe (A) that the Registration Statement (including the documents incorporated therein by reference), at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus (including the documents incorporated therein by reference) at its issue date or as of the date hereof contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. It is understood that they are not requested to and will not make any comment with respect to the accuracy, completeness or fairness of the financial statements, schedules and other financial information contained or incorporated by reference therein or with respect to the Form T-1.

                 In addition, such opinion shall also cover, if applicable to a particular issue of Notes, matters relating to listing of the Notes on the New York Stock Exchange, the nonapplicability of the California usury law and such other matters as [Addressee] may reasonably require.

                 Insofar as such opinion is affected by the laws of any jurisdiction other than the State of California or the United States, they may rely with your consent on the opinion of counsel to the Company being delivered to [Addressee] pursuant to this Agreement or the opinion of other counsel relied upon by counsel to the Company in rendering such counsel's opinion.

                                                                       EXHIBIT E



                               FORM OF LETTER OF
                     INDEPENDENT ACCOUNTANTS TO THE COMPANY


                 The letter of the independent accountants to the Company to be delivered pursuant to Section 4(n), 5(e) or 6(b) of this Agreement shall confirm that they are independent accountants within the meaning of the 1933 Act and the 1934 Act and the respective published rules and regulations thereunder and shall be to the effect set forth below. All references to the "Registration Statement" shall be to the Registration Statement as amended as of the date of such letter and all references to the "Prospectus" shall be to the Prospectus, as amended or supplemented as of the date of such letter.

                 (i) in their opinion the consolidated financial statements and schedules audited by them and included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations thereunder;

                 (ii) on the basis of a reading of the unaudited consolidated financial statements, if any, included or incorporated by reference in the Registration Statement and the Prospectus or used as a basis for the summary consolidated financial data included in the Prospectus and of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders and directors of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited balance sheet of the Company and its consolidated subsidiaries, nothing came to their attention which caused them to believe that:

                          (1) the unaudited consolidated financial statements included in the Company's quarterly reports on Form 10-Q incorporated by reference in the Prospectus, if any, do not comply in form in all material respects with the applicable accounting requirements of the 1934 Act and the published rules and regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Prospectus; or

                          (2) the amounts in the unaudited summary financial information, if any, included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the financial statements from which such amounts were derived or were not determined on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement and Prospectus; or

                          (3) as of a specified date not more than five days prior to the date of such letter, there was any decrease in consolidated stockholder's equity or any increase in consolidated long-term debt of the Company as compared with the corresponding amounts shown on the latest balance sheet of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus; or for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated total revenues or consolidated net income of the Company and its consolidated subsidiaries, except in all instances for increases or decreases which the Prospectus discloses have occurred or may occur or which are set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriters; or

                          (4) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                 (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth or incorporated by reference in the Registration Statement and the Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.